                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                                Scanforms, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                                SCANFORMS, INC.

                               _________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON TUESDAY, FEBRUARY 27, 1996
                               _________________

          The Annual Meeting of Stockholders (the "Meeting") of Scanforms, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, February 27, 1996, at 11:00 a.m. local time at the offices of the Company, 181 Rittenhouse Circle, Bristol, Pennsylvania, for the following purposes:

         1. To elect three directors to hold office until the Annual Meeting of Stockholders in 1997 and until their respective successors are duly elected and qualified.

         2. To transact such other business as may properly come before the Meeting and any and all adjournments and postponements thereof.

          The Board of Directors has fixed the close of business on January 19, 1996 as the record date for the Meeting. Only stockholders of record at that time are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

          The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Meeting.

          All stockholders are cordially invited to attend the Meeting.
However, even if you plan to attend the Meeting, the Board of Directors urges you to date, sign and return the enclosed proxy promptly. The return of the enclosed proxy will not affect your right to vote in person if you do attend the Meeting.

                                             By Order of the Board of Directors,


                                                       Emma Marie Cocci
                                                          Secretary
January 29, 1996

                                SCANFORMS, INC.
                            181 Rittenhouse Circle
                       Bristol, Pennsylvania  19007-0602

                           ________________________

                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 27, 1996
                            _______________________


                              GENERAL INFORMATION

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scanforms, Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders (together with any and all adjournments and postponements, the "Meeting") which is scheduled to be held at 11:00 a.m. local time on Tuesday, February 27, 1996 at the offices of the Company, 181 Rittenhouse Circle, Bristol, Pennsylvania, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the foregoing notice and the enclosed proxy are being sent to stockholders on or about January 29, 1996.

          The Board of Directors knows of no other matters that are likely to be brought before the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, executed proxies will be voted "FOR" the three nominees of the Board of Directors for election as directors.

          Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

                   VOTING SECURITIES AND SECURITY OWNERSHIP

VOTING SECURITIES

          At the close of business on January 19, 1996, the record date fixed for the determination of stockholders entitled to notice of and to vote at the Meeting, there were outstanding 3,546,648 shares of the Company's Common Stock, $.01 par value ("Common Stock"), which have one vote per share. The presence at the Meeting, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast on a particular matter will constitute a quorum for the purpose of considering such matter. Stockholders do not have cumulative voting rights in the election of directors or otherwise.

          Directors will be elected by a plurality of votes cast. Abstentions and broker non-votes are not treated as votes cast, and thus are not the equivalent of votes against in the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

          The following table sets forth certain information regarding the ownership of shares of Common Stock as of January 19, 1996 by (i) each person who is known to the management of the Company to have been the beneficial owner of more than 5% of the outstanding shares of Common Stock (including such person's address); (ii) directors of the Company and nominees for election as director; (iii) executive officers of the Company named in the Summary Compensation Table set forth under "Executive Compensation" (the "named executive officers") and (iv) all directors and executive officers as a group.

                                  Amount and
                                  Nature of                  Percent
Name and Address of               Beneficial                    of
Beneficial Owner                  Ownership (1)               Class
--------------------------        --------------             -------
Robert A. Samans                  1,006,268                   28.4%
Scanforms, Inc.
181 Rittenhouse Circle
Bristol, PA  19007-0602

Sebastian A. Carcioppolo            550,620                   15.5%
c/o Scanforms, Inc.
181 Rittenhouse Circle
Bristol, PA  19007-0602

Robert W. O'Leary                   152,600(2)                 4.2%

Gary S. Crawford                     35,000(3)                  *

William P. Carey                     25,000(4)                  *

Joel R. Jacks                             0                     *

Executive Officers and            1,764,488(5)                48.2%
directors of the Company
as a group (6 persons)

____________________________

*Less than one percent

(1) Unless otherwise indicated, each person listed holds sole voting and investment power with respect to the shares listed above.

(2)     Includes 65,000 shares of Common Stock subject to outstanding options.

(3)     Represents 35,000 shares of Common Stock subject to outstanding options.

(4)     Represents 25,000 shares of Common Stock subject to outstanding options.

(5)     Includes 125,000 shares of Common Stock subject to outstanding options.


                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

          At the Meeting, the stockholders will elect three directors to hold office until the Annual Meeting of Stockholders in 1997 and until their respective successors are duly elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of Robert A. Samans, Sebastian A. Carcioppolo and Joel R. Jacks.

          The Board of Directors believes that the nominees are willing to serve as directors. If any nominee is unable to serve, the persons named in the enclosed proxy will vote the shares they represent for the election of such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors.

          Set forth below is certain information concerning the nominees for election as Directors.

                                   Director        Positions With
            Name             Age    Since            the Company
--------------------------   ---   --------        --------------
Robert A. Samans             63    1969            Chairman of the Board and
                                                   President

Sebastian A. Carcioppolo     65    1977            Director

Joel R. Jacks                48    1994            Director

          Robert A. Samans has served as the President and a director of the Company since its formation in 1969 and as Chairman of the Board since September 1990.

          Sebastian A. Carcioppolo has been a director of the Company since 1977. He has been an independent consultant since September 1994. From July 1977 until February 1992, he was a Vice President of the Company. From March 1991 to September 1994, Mr. Carcioppolo served as a consultant to Standard Forms, Inc. For a period in excess of five years prior to March 1991, he was President of Carci Alfi Forms & Labels, Inc., which filed for protection under Chapter 11 of the federal bankruptcy laws in April 1990.

          Joel R. Jacks has been a director of the Company since 1994. Mr. Jacks has been a managing director of Carl Marks Consulting Group, a management consulting firm, since May 1992. He has been President and sole shareholder of JLAD Limited, a management consulting company, since January 1991. During 1991, he was also associated with OEM Capital, which provided asset recovery management services to the Company. From June 1989 through December 1990, he was sole proprietor of his own management consulting business. Prior thereto, he was President of United Security Supply Company, Inc., a distributor of burglar alarm supplies.

BOARD OF DIRECTORS MEETINGS

          The Company does not have standing audit, nominating or compensation committees. During the fiscal year ended October 1, 1995, the Company formed an Independent Committee of the Board of Directors (the "Independent Committee") to evaluate any current and future proposals relating to the sale or change of control of the Company or the alternative of the Company remaining independent. Messrs. Carcioppolo and Jacks were appointed to serve on the Independent Committee.

          The Board of Directors held seven meetings during the fiscal year ended October 1, 1995 and also acted by unanimous consent in writing. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and, if a member, of the Independent Committee.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

          The following table provides certain summary information concerning compensation paid or accrued by the Company for its fiscal years ended October 1, 1995, October 2, 1994 and October 3, 1993, to or on behalf of the Company's Chief Executive Officer and the three other executive officers of the Company.

                          SUMMARY COMPENSATION TABLE

                                                                 Long Term
                                 Annual Compensation            Compensation
                         -----------------------------------    ------------
                                                                   Awards
                                                                ------------
                                                                 Securities     All Other
Name and                                                         Underlying     Compensa-
Principal Position       Year       Salary ($)     Bonus ($)     Options (#)    tion ($)(1)
------------------       -----      ----------     ---------    ------------    -----------
Robert A. Samans         1995        $350,000      $ 100,000        -0-          $46,754
Chairman and             1994        $258,000      $  42,000        -0-          $17,792
 President               1993        $182,000      $ 111,607        -0-          $14,982

Robert W. O'Leary        1995        $152,880      $  17,992        -0-          $ 2,725
 Vice President          1994        $145,600      $   8,000    $ 30,000         $ 1,348
  Sales and Marketing    1993        $130,000      $   8,547    $ 35,000         $ 1,453

Gary S. Crawford (2)     1995        $117,601      $  16,609        -0-          $ 5,440
  Vice President         1994        $112,002      $   6,012    $ 25,000         $ 1,841
   Manufacturing

William P. Carey
  Treasurer              1995        $110,250      $  15,321        -0-          $ 4,168
                         1994        $105,001      $   5,321    $ 15,000         $ 1,785
                         1993        $ 94,000      $   5,266    $ 10,000         $ 1,418

______________________
(1) Includes life insurance premiums paid by the Company for the benefit of the executive ($46,175 in 1995, $17,201 in 1994 and $14,228 in 1993 for Mr. Samans;
$1,646 in 1995, $258 in 1994 and $259 in 1993  for Mr. O'Leary; $4,361 in 1995
and $751 in 1994 for Mr. Crawford; and $3,089 in 1995, $459 in 1994 and $459 in
1993 for Mr. Carey) and Company contributions to the Company's 401(k) and Profit Sharing Plan ($579 in 1995, $590 in 1994 and $694 in 1993 for Mr. Samans; $1,079
in 1995, $1,090 in 1994 and $1,194 in 1993 for Mr. O'Leary; $1,079 in 1995 and
$1,079 in 1994 for Mr. Crawford; and $1,079 in 1995, $1,326 in 1994 and $958 in
1993 for Mr. Carey).

(2) Mr. Crawford became an executive officer of the Company at the beginning of the 1994 fiscal year.

OPTION HOLDINGS

          The following table provides information with respect to Company options held at the end of the Company's most recent fiscal year by the named executive officers (such officers did not exercise any options during the most recent fiscal year).

                         FISCAL YEAR END OPTION VALUES

                                   Number of                 Value of
                                   Securities Underlying     Unexercised In-the-Money
                                   Unexercised Options at    Options at
                 Name              Fiscal Year End (#)(1)    Fiscal Year End ($)(2)
          -------------------      -----------------------   -------------------------
          Robert M. Samans             -0-                          -0-

          Robert W. O'Leary          65,000                     $101,300

          Gary S. Crawford           35,000                     $ 42,250

          William P. Carey           25,000                     $ 34,150

          __________________
          (1) All unexercised options were exercisable at the end of the fiscal year

          (2) Based on the $2.50 average of the closing bid and ask prices of the Company's Common Stock on September 29, 1995 (the last trading day prior to the end of the Company's fiscal year), as reported by Nasdaq.


CHANGE-IN-CONTROL ARRANGEMENTS

          The Company's 1992 Stock Option Plan provides that upon a "Change-of-Control" (as defined in the Plan), all options granted under the Plan will become immediately exercisable.

COMPENSATION OF DIRECTORS

          During the fiscal year ended October 1, 1995, the Company paid directors fees to Mr. Carcioppolo of $24,000. During the 1996 fiscal year, Mr. Carcioppolo will receive directors fees of $24,000 and a fee of $10,000 for serving on the Independent Committee. Mr. Jacks received $10,000 for serving on the Independent Committee and no other director fees during the fiscal year ended October 1, 1995. During the 1996 fiscal year, Mr. Jacks will receive $15,000 for serving on the Independent Committee.

          Pursuant to an arrangement with the Company, Mr. Carcioppolo provides consulting advice and assistance to the Company with regard to manufacturing, production and potential acquisitions and sales of businesses and/or product lines. Mr. Carcioppolo is compensated at the rate of $200 per hour, up to a maximum of $30,000 in any fiscal year. If Mr. Carcioppolo provides 120 hours of services over the course of a fiscal year, he receives no further compensation until he has completed 150 hours of service, at which time he again receives $200 per hour. During the fiscal year ended October 1, 1995, the Company paid Mr. Carcioppolo $28,673 for consulting services.

                             CERTAIN TRANSACTIONS

          As of January 1, 1996, Mr. Robert A. Samans, Chairman of the Board, President and a director of the Company, was indebted to the Company in the aggregate amount of $407,082. The largest aggregate amount of Mr. Samans' indebtedness outstanding at any time during the fiscal year ended October 1, 1995 was $411,663. Mr. Samans is subject to the terms of a $417,760 note issued by him to the Company, dated as of January 1, 1994. The $417,760 principal amount of the note represents accrued principal and interest on previously outstanding obligations, $200,000 of which was loaned to assist Mr. Samans in the purchase of certain real property and the balance of which principally constitutes accrued interest. The note is being repaid in monthly installments which commenced on January 31, 1994, in accordance with a 30 year amortization schedule with interest on the outstanding principal balance payable at the rate of 8% per annum. Full payment of the remaining principal balance will be due on January 1, 1999.

        REPORTS UNDER SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and holders of more than ten percent of the Company's outstanding Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

          The Board of Directors has selected the firm of Grant Thornton LLP to serve as independent auditors for the Company for the current fiscal year. Representatives of Grant Thornton LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

          Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 1997 must be received by the Company at its principal office in Bristol, Pennsylvania, no later than October 1, 1996 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Stockholder proposals should be directed to Emma Marie Cocci, Secretary, at the address of the Company set forth on the first page of this Proxy Statement.

                            SOLICITATION OF PROXIES

          The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The expense of solicitation of proxies for the Meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telecopy by directors, officers or employees of the Company.

PROXY
                                SCANFORMS, INC.
                            181 RITTENHOUSE CIRCLE
                       BRISTOL, PENNSYLVANIA 19007-0602
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of SCANFORMS, INC. hereby constitutes and appoints ROBERT A. SAMANS and WILLIAM P. CAREY, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned to attend the Annual Meeting of Stockholders to be held at Scanforms, Inc., 181 Rittenhouse Circle, Bristol Pennsylvania, on February 27, 1996, at 11:00 a.m., and any adjournment or postponement thereof and thereat, to vote all shares of Common Stock of SCANFORMS, INC. held by the undersigned which the undersigned would be entitled to vote if personally present with respect to the following matters:

     1. Election of Directors: Nominees are Robert A. Samans, Sebastian A. Carcioppolo and Joel R. Jacks
              [_] FOR all nominees listed above
              [_] WITHHOLD AUTHORITY to vote for nominees
              [_] WITHHOLD AUTHORITY to vote for nominees indicated on the line immediately below


________________________________________________________________________________
     2. Upon such other matters as may property come before the meeting or any adjournment or postponement thereof.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, the shares will be voted FOR the election of the listed nominees for director. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.


                                    (Continued, and to be signed, on other side)

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF SCANFORMS, INC.


                                         Dated:___________________________, 1996


                                         _______________________________________
                                               Signature of Stockholder


                                         _______________________________________
                                               Signature of Stockholder


                                         Please sign your name exactly as it
                                         appears hereon. When signing as
                                         attorney-in-fact, executor,
                                         administrator, trustee or guardian,
                                         please add your title as such. When
                                         signing as joint tenants, all parties
                                         in the joint tenancy must sign. If
                                         signer is a corporation, please sign in
                                         full corporation name by duly
                                         authorized officer or officers and
                                         affix the corporate seal.



PLEASE SIGN, DATE AND RETURN THIS PROXY
IN THE ENCLOSED ENVELOPE.